SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) March 30, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                        0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

(a) On March 30, 1999, the Board of Directors of the Registrant elected to change its fiscal year from a year ending on March 31 to a year ending on December 31. The decision was made to conform to industry group standards and for certain administrative purposes. The change will first be effective with respect to the fiscal year ended December 31, 1998. No later than ninety days following March 30, 1999, the Registrant will file with the Securities and Exchange Commission a Report on Form 10-KT covering the nine-month transition period of April 1, 1998 to December 31, 1998.

(b) On March 31, 1999, Olympus Communications, L.P., a non-consolidated joint venture of the Registrant that files reports under the Securities Exchange Act of 1934 (at File No. 333-19327), filed its Form 10-K for the fiscal year ended December 31, 1998, and announced year-end financial results in a press release that is incorporated herein by reference and filed as Exhibit 99.01 under Item 7 of this Form 8-K.

Item 7.  Financial Statements and Exhibits.




99.01 Press Release dated March 31, 1999 regarding the year-end financial results for Olympus Communications, L.P. (Filed herewith)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADELPHIA COMMUNICATIONS CORPORATION


Date: April 2, 1999                   By:   /s/ Timothy J. Rigas
                                      --------------------------
                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                          and Chief Financial Officer